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                                                                   EXHIBIT 10.12

                                                CONFIDENTIAL TREATMENT REQUESTED

ADDENDUM TO THE SUBLEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY HOTELERA QUALTON, S.A. DE C.V., HEREIN REPRESENTED BY MR. JORGE LOPEZ NUNEZ, HEREINAFTER REFERRED TO AS THE "SUBLESSOR", AND, ON THE OTHER, BY IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V., HEREIN REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES, HEREINAFTER REFERRED TO AS THE "SUBLESSEE".

                                 R E C I T A L S

I. SUBLESSOR declares through its legal representative that:

1. It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 106,800 dated September 18, 1992, passed before the faith of Mr. Joaquin H. Caceres y Ferraez, Notary Public Num. 21 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 168939 on January 14, 1993.

2. Its corporate purpose includes, among others: "The purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."

3. Its representative has the sufficient powers to act as its representative, which were granted in public deed number 17,463 dated May 19, 1998, before the faith of Mr. Jorge

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Rios Hellig, Notary Public Num. 115 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.

4. That on January 11, 1993, it executed with Tropical Club de Ixtapa, S.A. de C.V., herein referred to as the Lessor, a Lease Agreement on the property subject matter of this agreement, in which it appears as the Lessee.

5. That in Article Twenty-Seven of such Lease Agreement, it was authorized to sublet the property subject matter of the Sublease Agreement and this Addendum.

6. That on August 1, 2000, it executed an Addendum to the Lease Agreement for Commercial Use Property, to which reference is made in the foregoing subsections of these recitals, whereby the term of the agreement was extended by 15 years, which is why it agrees to execute this agreement.

II. SUBLESSEE declares through its legal representative that:

1. It is a commercial company legally incorporated pursuant to Mexican law as evidenced by public deed number 16,649 dated August 24, 1998, passed before the faith of Mr. Jorge Rios Hellig, Notary Public number 115 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 241,700.

2. Its representative has the sufficient powers to act as its representative, which were granted in public deed number 16,649 dated August 24, 1998, before the faith of Mr.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Jorge Rios Hellig, Notary Public number 115 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.

III.  Both parties declare that:

1. On August 25, 1998, the executed a Sublease Agreement for Commercial Use Property over the Hotel known as Qualton Club Ixtapa, which is why in accordance with the recital made by the SUBLESSEE in subsection 6, the parties agree to execute this agreement.

2. They mutually acknowledge their legal personality and legitimacy to appear and execute this agreement, and that it is their free will to execute and commit themselves in its terms, as it is in their best interests, as follows:


                                 A R T I C L E S


ONE. Scope. SUBLESSOR and SUBLESSEE agree that the purpose of this agreement is to extend the original term of the Sublease Agreement to which both parties make reference in the Recitals chapter.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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TWO. Term. The parties agree that this Addendum shall come into force on *** and shall remain in force until ***, in other words, the parties agree that this Addendum shall extend the term of the original agreement by ***.


THREE. The extension agreed to in this Agreement shall not supersede the main obligation and shall not be deemed a novation or substitution. Therefore, each and every one of the articles contained in the Sublease Agreement for Commercial Use Property on August 25, 1998 shall prevail and are inserted verbatim herein. The contractual relationship is understood as the same relationship established in the original agreement.


FOUR. Absence of Vices of Consent. The parties, being aware of the contents and scope of this agreement and stating that in its execution they are free of fraud, violence or any other vice of consent that may affect the validity, sign two counterparts on August 8, 2000.


/s/ Jorge Lopez Nunez
------------------------------.
HOTELERA QUALTON, S.A. DE C.V.
REPRESENTED BY JORGE LOPEZ NUNEZ.


 /s/ Bernardo Dominguez Cereceres
 ------------------------------.
IMPULSORA TURISTICA DE IXTAPA, S.A. DE C.V.,
REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.